SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2006


                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

            Massachusetts                                      04-2594045
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           (State or other                                    (IRS Employer
    jurisdiction of incorporation)                         Identification No.)


     50 Rosemont Road, Westwood, Massachusetts                      02090
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      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

     On February 16, 2006, LTX Corporation announced its financial results for the quarter ended January 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01       Financial Statements and Exhibits

       (c) Exhibits

           The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

           99.1 Press Release entitled "LTX Announces Second Quarter Results" issued by the company on February 16, 2006.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 16, 2006                          LTX Corporation
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                                                 By: /s/ Mark J. Gallenberger
                                                     ------------------------
                                                     Mark J. Gallenberger
                                                     Vice President & Chief
                                                     Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1 Press release entitled "LTX Announces Second Quarter Results" dated February 16, 2006